Exhibit 99.3

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors of

PBF Energy Inc. and subsidiaries

We have audited the accompanying combined financial statements of Delaware Pipeline Company LLC and the Delaware City Truck Rack (collectively, the “Business” or “Delaware City Products Pipeline and Truck Rack”), both of which consist of assets under common ownership and common management, which comprise the combined balance sheets as of December 31, 2014 and 2013, and the related combined statements of operations, changes in net investment, and cash flows for the years then ended, and the related notes to the combined financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these combined financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of combined financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these combined financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the combined financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Business’ preparation and fair presentation of the combined financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Business’ internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the combined financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Delaware City Products Pipeline and Truck Rack as of December 31, 2014 and 2013, and the results of their operations and their cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Emphasis-of-Matter

As discussed in Note 1 to the combined financial statements, the accompanying combined financial statements have been prepared from the separate records maintained by the subsidiaries of PBF Energy Inc. and may not necessarily be indicative of the conditions that would have existed or the results of operations if the Delaware City Products Pipeline and Truck Rack was operated as an unaffiliated company. Portions of certain expenses represent allocations made from corporate expenses applicable to PBF Energy Inc. as a whole.

/s/ Deloitte & Touche LLP

Parsippany, NJ

May 4, 2015

DELAWARE CITY PRODUCTS PIPELINE AND TRUCK RACK

COMBINED BALANCE SHEETS

(in thousands)

	December 31, 2014	December 31, 2013
ASSETS
Current assets:
Cash and cash equivalents	$—	$75
Prepaid assets	102	101

Total current assets	102	176
Property, plant and equipment, net	16,088	16,228

Total assets	$16,190	$16,404

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$427	$347
Accrued construction in progress	39	27
Accrued liabilities	11	63

Total current liabilities	477	437

Commitments and contingencies (Note 6)

Equity:
Net investment	15,713	15,967

Total liabilities and equity	$16,190	$16,404

See notes to combined financial statements.

DELAWARE CITY PRODUCTS PIPELINE AND TRUCK RACK

COMBINED STATEMENTS OF OPERATIONS

(in thousands)

	Year Ended December 31,
	2014	2013
Revenues:
Affiliate revenues	$9,573	$5,073
Third-party revenues	—	3,440

	9,573	8,513

Costs and expenses:
Operating and maintenance expenses	3,851	3,494
General and administrative expenses	435	428
Depreciation and amortization expense	742	705

Total costs and expenses	5,028	4,627
Income from operations	4,545	3,886
Interest income	5	13

Net income	$4,550	$3,899

See notes to combined financial statements.

DELAWARE CITY PRODUCTS PIPELINE AND TRUCK RACK

COMBINED STATEMENTS OF CHANGES IN NET INVESTMENT

(in thousands)

Balance, January 1, 2013	$16,188
Net income	3,899
Distributions	(4,120)

Balance, December 31, 2013	15,967
Net income	4,550
Distributions	(4,804)

Balance, December 31, 2014	$15,713

See notes to combined financial statements.

DELAWARE CITY PRODUCTS PIPELINE AND TRUCK RACK

COMBINED STATEMENTS OF CASH FLOWS

(in thousands)

	Year Ended December 31,
	2014	2013
Cash flows from operating activities:
Net income	4,550	3,899
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	742	705
Changes in operating assets and liabilities:
Accounts receivable	—	653
Prepaid assets	(1)	(17)
Accounts payable	80	(17)
Accrued expenses	(52)	15

Net cash provided by operations	5,319	5,238
Cash flows from investing activities:
Expenditures for property, plant and equipment	(590)	(945)

Net cash used in investing activities	(590)	(945)
Cash flows from financing activities:
Parent distributions	(4,804)	(4,242)

Net cash provided by financing activities	(4,804)	(4,242)
Net increase (decrease) in cash and equivalents	(75)	51
Cash and equivalents, beginning of period	75	24

Cash and equivalents, end of period	$—	$75

Supplemental cash flow disclosure
Accrued construction in progress	$39	$27
Land contributed by parent	—	122

See notes to combined financial statements.

DELAWARE CITY PRODUCTS PIPELINE AND TRUCK RACK

NOTES TO THE COMBINED FINANCIAL STATEMENTS

(in thousands, except barrel data)

1.    Business and Basis of Presentation

Description of the Business

Delaware Pipeline Company LLC (“Delaware City Products Pipeline”) is a wholly-owned subsidiary of PBF Holding Company LLC (“PBF Holding”), whose sole operating asset is the Delaware City Products Pipeline. The Delaware City Products Pipeline consists of a 23.4 mile, 16-inch interstate petroleum products pipeline with capacity in excess of 125,000 barrel per day (“bpd”) located at PBF Holding’s Delaware City, Delaware refinery (“DCR”). The pipeline transports refined petroleum products from the Delaware City refinery to Sunoco Logistics Partners, L.P.’s (“Sunoco Logistics”) Twin Oaks pump station at Delaware County, PA, with connections to Buckeye Partners, L.P.’s (“Buckeye”) Laurel pipeline and Sunoco Logistics’ northeast pipeline systems that serve Western Pennsylvania and New York.

Delaware City Truck Rack is owned by Delaware City Refining Company LLC, a wholly-owned subsidiary of PBF Holding, and located at the DCR. The Delaware City Truck Rack consists of a 15-lane, 76,000 bpd capacity truck loading rack utilized to distribute gasoline and distillates. Delaware City Products Pipeline and Delaware City Truck Rack are collectively referred to as the “Delaware City Products Pipeline and Truck Rack.”

PBF Holding is the owner of all crude oil, refined products and intermediates handled at the Delaware City Products Pipeline and Truck Rack. The Delaware City Truck Rack assets currently do not generate third-party or intra-entity revenue.

PBF Holding is a wholly-owned subsidiary of PBF Energy Company LLC (“PBF LLC”). PBF Energy Inc. (“PBF Energy”) is the managing member of PBF LLC, which is the sole member of PBF Holding. As a result, PBF Energy controls all of the business and affairs of PBF LLC and PBF Holding.

PBFX is a Delaware limited partnership formed in February 2013. PBF Logistics GP LLC (“PBF GP”) serves as the general partner of PBFX. PBF GP is wholly-owned by PBF LLC.

Basis of Presentation

The accompanying financial statements and related notes present the combined financial position, results of operations, cash flows and net investment of Delaware City Products Pipeline and Truck Rack. The combined financial statements include all of the accounts of Delaware City Products Pipeline and Truck Rack, and certain costs allocated by subsidiaries of PBF Energy. All intercompany transactions have been eliminated. The accompanying financial statements have been prepared from the separate records maintained by subsidiaries of PBF Energy and may not necessarily be indicative of the conditions that would have existed or the results of operations if Delaware City Products Pipeline and Truck Rack was operated as an unaffiliated company. Portions of certain expenses represent allocations made from corporate expenses applicable to PBF Energy as a whole.

Subsequent events have been evaluated through the date these financial statements were issued. Any material subsequent events that occurred during this time have been properly recognized or disclosed in the financial statements.

DELAWARE CITY PRODUCTS PIPELINE AND TRUCK RACK

NOTES TO THE COMBINED FINANCIAL STATEMENTS — (Continued)

(in thousands, except barrel data)

2.    Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses and the related disclosures. Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, demand deposits, and short-term investments with original maturities of three months or less. The carrying amount of the cash equivalents approximates fair value due to the short-term maturity of those instruments.

Concentrations of Credit Risk

For the year ended December 31, 2014, PBF Holding accounted for 100% of the Delaware City Products Pipeline and Truck Rack’s revenues.

For the year ended December 31, 2013, PBF Holding and Morgan Stanley Capital Group Inc. (“MSCG”) accounted for 60% and 40% of the Delaware City Products Pipeline and Truck Rack’s revenues, respectively.

Revenue Recognition

Delaware City Products Pipeline generates revenue by charging fees for transporting refined products. Revenues are recognized as refined products are transported through its pipelines.

Effective November 1, 2014, Delaware City Products Pipeline filed a new tariff with Federal Energy Regulatory Commission (“FERC”) which will be the new basis of transportation revenues for the 15-year term of the tariff.

Prior to July 1, 2013, the Delaware City Products Pipeline transported light finished products, certain intermediates and lube base oils to MSCG under PBF Holding’s products offtake agreements with MSCG at the Delaware City refinery (“Offtake Agreement”). As of July 1, 2013, PBF Holding terminated the Offtake Agreements.

Subsequent to the termination of the Offtake Agreements, transportation of products by the Delaware City Products Pipeline are billed to PBF Holding.

The Delaware City Truck Rack assets currently do not generate third-party or intra-entity revenue.

Earnings per Unit

During the periods presented, Delaware City Products Pipeline was a wholly-owned subsidiary of PBF Holding and Delaware City Truck Rack was wholly-owned by subsidiaries of PBF Holding. Accordingly, there is no calculation of earnings per unit.

DELAWARE CITY PRODUCTS PIPELINE AND TRUCK RACK

NOTES TO THE COMBINED FINANCIAL STATEMENTS — (Continued)

(in thousands, except barrel data)

Property, Plant and Equipment

Property, plant and equipment are recorded at cost. Delaware City Products Pipeline and Truck Rack capitalizes costs associated with the preliminary, pre-acquisition and development/construction stages of a major construction project. Delaware City Products Pipeline and Truck Rack capitalizes the interest cost associated with major construction projects based on the effective interest rate of total borrowings of PBF Holding. Maintenance and repairs are charged to operating expenses as they are incurred. Improvements and betterments, which extend the lives of the assets, are capitalized.

Delaware City Products Pipeline and Truck Rack’s depreciable property, plant and equipment are comprised of pipeline, terminaling equipment and computer equipment which are depreciated using the straight-line method over estimated useful lives of 3-25 years.

Long Lived Assets

Property, plant and equipment and other long-lived assets are reviewed for impairment whenever events or changes in business circumstances indicate the net book values of the assets may not be recoverable. Impairment is evaluated by comparing the carrying value of the long-lived assets to the estimated undiscounted future cash flows expected to result from the use of the assets and their ultimate disposition. If such analysis indicates that the carrying value of the long-lived assets is not considered to be recoverable, the carrying value is reduced to the fair value.

Impairment assessments inherently involve judgment as to assumptions about expected future cash flows and the impact of market conditions on those assumptions. Although management would utilize assumptions that it believes are reasonable, future events and changing market conditions may impact management’s assumptions, which could produce different results.

Income Taxes

The operations of Delaware City Products Pipeline and Truck Rack are currently included in PBF LLC’s consolidated U.S. federal partnership income tax return. PBF LLC’s operations are treated as a partnership for federal income tax purposes and for state income tax purposes for those states that follow the Federal income tax treatment of partnerships, with each partner being separately taxed on its share of the taxable income. As PBF LLC is a limited liability company treated as a “flow-through” entity for income tax purposes, there is no benefit or provision for federal or state income tax in the accompanying financial statements.

The PBF LLC U.S. federal and state tax returns for all years since its inception (March 1, 2008) are subject to examination by the respective tax authorities.

Asset Retirement Obligations

Delaware City Products Pipeline and Truck Rack records an asset retirement obligation at fair value for the estimated cost to retire a tangible long-lived asset at the time Delaware City Products Pipeline and Truck Rack incurs that liability, which is generally when the asset is

DELAWARE CITY PRODUCTS PIPELINE AND TRUCK RACK

NOTES TO THE COMBINED FINANCIAL STATEMENTS — (Continued)

(in thousands, except barrel data)

purchased, constructed, or leased. Delaware City Products Pipeline and Truck Rack records the liability when it has a legal or contractual obligation to incur costs to retire the asset and when a reasonable estimate of the fair value of the liability can be made. If a reasonable estimate cannot be made at the time the liability is incurred, Delaware City Products Pipeline and Truck Rack will record the liability when sufficient information is available to estimate the liability’s fair value. Certain of the Delaware City Products Pipeline and Truck Rack’s asset retirement obligations are based on its legal obligation to perform remedial activity at PBF Holding’s refinery sites when it permanently ceases operations of the long-lived assets. Delaware City Products Pipeline and Truck Rack therefore considers the settlement date of these obligations to be indeterminable. Accordingly, Delaware City Products Pipeline and Truck Rack cannot calculate an associated asset retirement liability for these obligations at this time. Delaware City Products Pipeline and Truck Rack will measure and recognize the fair value of these asset retirement obligations when the settlement date is determinable.

Environmental Matters

Liabilities for future remediation costs are recorded when environmental assessments and/or remedial efforts are probable and the costs can be reasonably estimated. Other than for assessments, the timing and magnitude of these accruals generally are based on the completion of investigations or other studies or a commitment to a formal plan of action. Environmental liabilities are based on best estimates of probable future costs using currently available technology and applying current regulations, as well as Delaware City Products Pipeline and Truck Rack’s own internal environmental policies. The measurement of environmental remediation liabilities may be discounted to reflect the time value of money if the aggregate amount and timing of cash payments of the liabilities are fixed or reliably determinable. The actual settlement of Delaware City Products Pipeline and Truck Rack’s liability for environmental matters could materially differ from its estimates due to a number of uncertainties such as the extent of contamination, changes in environmental laws and regulations, potential improvements in remediation technologies and the participation of other responsible parties.

Related Party Transactions

All of the related party transactions discussed below were settled immediately through net investment.

Delaware City Products Pipeline derived all of its revenue from PBF Holding for the year ended December 31, 2014 and $5,073 for the year ended December 31, 2013.

Operating and maintenance expense in the statements of operations include affiliate costs totaling $228 and $211 for the years ended December 31, 2014 and 2013, respectively. These expenses were incurred by subsidiaries of PBF Holding to cover the estimated cost of providing operation and management services based on an estimate of the time devoted by PBF Holding employees to provide such services.

General and administrative expenses in the statements of operations include affiliate costs totaling $189 and $172 for the years ended December 31, 2014 and 2013, respectively. These expenses were incurred by subsidiaries of PBF Holding to cover costs of corporate functions such as legal, accounting, treasury, human resources, engineering, information technology,

DELAWARE CITY PRODUCTS PIPELINE AND TRUCK RACK

NOTES TO THE COMBINED FINANCIAL STATEMENTS — (Continued)

(in thousands, except barrel data)

insurance, administration, and other corporate services and include related stock-based compensation, retirement and pension benefit plan expenses. These allocations were based on an estimate of the time devoted by PBF employees to services provided to Delaware City Products Pipeline and Truck Rack.

In management’s estimation, the allocation methodologies used are reasonable and result in an appropriate allocation of Delaware City Products Pipeline and Truck Rack’s costs of doing business.

The employees supporting Delaware City Products Pipeline and Truck Rack operations are employees of PBF Holding and its subsidiaries. Their payroll costs are allocated to Delaware City Products Pipeline and Truck Rack by PBF Holding. PBF Holding carries employee-related liabilities in its financial statements, including the liabilities related to the employee pension, post retirement medical and life plans, stock-based compensation and other incentive compensation. There were no cost sharing arrangements in place during the years ended December 31, 2014 and 2013 and the cost of the services allocated to Delaware City Products Pipeline and Truck Rack have been settled through net investment in these financial statements.

Immediately subsequent to the Effective Date of the Acquisition, PBFX anticipates entering into commercial arrangements and cost sharing arrangements with PBF Holding and its affiliates which will be cash settled on a monthly basis.

Comprehensive Income (Loss)

Comprehensive income for the years ended December 31, 2014 and 2013 was equivalent to net income.

3.    Property, Plant and Equipment, Net

Property, plant and equipment, net consisted of the following:

	December 31, 2014	December 31, 2013
Land	$122	$122
Pipeline assets	17,250	17,118
Terminals and equipment	933	619
Construction in progress	518	362

	18,823	18,221
Less-Accumulated depreciation	(2,735)	(1,993)

	$16,088	$16,228

4.    Stock-based Compensation

Certain employees of PBF Holding and its subsidiaries who support Delaware City Products Pipeline and Truck Rack’s operations have been granted awards of PBF Energy stock options or PBF LLC compensatory warrants or options under PBF Energy’s and PBF LLC’s stock-based compensation programs. The allocation of payroll-related expenses to Delaware City Products

DELAWARE CITY PRODUCTS PIPELINE AND TRUCK RACK

NOTES TO THE COMBINED FINANCIAL STATEMENTS — (Continued)

(in thousands, except barrel data)

Pipeline and Truck Rack for services performed by employees of PBF Holding and its subsidiaries includes the employees’ stock-based compensation expense. Stock-based compensation expense included within general and administrative expenses for the years ended December 31, 2014 and 2013 was de minimus.

5.    Retirement and Pension Plans

The employees of PBF Holding and its subsidiaries who support Delaware City Products Pipeline and Truck Rack’s operations participate in the retirement and pension benefit plans of PBF Holding. The allocation of payroll-related expenses to Delaware City Products Pipeline and Truck Rack for services performed by employees of PBF Holding and its subsidiaries includes the cost of such retirement and pension benefit plans. Retirement and pension benefit expense included within operating and maintenance expenses and general and administrative expenses for the years ended December 31, 2014 and 2013 was de minimus.

6.    Commitments and Contingencies

Environmental Matters

Delaware City Products Pipeline and Truck Rack’s assets, along with PBFX’s assets and PBF Holding’s refineries, are subject to extensive and frequently changing federal, state and local laws and regulations, including, but not limited to, those relating to the discharge of materials into the environment or that otherwise relate to the protection of the environment, waste management and the characteristics and the composition of fuels. Compliance with existing and anticipated laws and regulations can increase the overall cost of operating Delaware City Products Pipeline and Truck Rack’s assets, including remediation, operating costs and capital costs to construct, maintain and upgrade equipment and facilities.

In connection with PBF Holding’s acquisition of the DCR assets, the seller remains responsible for certain pre-acquisition environmental obligations up to $20,000 and the predecessor to the seller in ownership of the refinery retains other historical obligations. In connection with its acquisition of DCR assets and the Paulsboro refinery, PBF Holding and the seller purchased ten year, $75,000 environmental insurance policies to insure against unknown environmental liabilities at each site. PBF Holding provides indemnities to PBFX and has environmental obligations for the assets contributed to PBFX similar to the indemnities and obligations undertaken by the sellers of the assets to PBF Holding.